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                                                                  CONFORMED COPY


                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

          INTELLECTUAL PROPERTY SECURITY AGREEMENT dated as of February 22, 2000, made by UCAR INTERNATIONAL INC., a Delaware corporation ("UCAR"), UCAR GLOBAL ENTERPRISES INC., a Delaware corporation ("GLOBAL"), UCAR FINANCE INC., a Delaware corporation (the "BORROWER"), and the subsidiaries of UCAR from time to time party hereto (the "SUBSIDIARY GRANTORS", and together with UCAR, Global and the Borrower, the "Grantors") in favor of MORGAN GUARANTY TRUST COMPANY OF NEW YORK as collateral agent for the Secured Parties (such term and each other capitalized term used but not defined herein having the meaning given it in Article I of the Credit Agreement). Reference is made to the Credit Agreement dated as of February 22, 2000 (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") among UCAR, Global, the Borrower, the LC Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and Morgan Guaranty Trust Company of New York, as Administrative Agent, Collateral Agent and Issuing Bank.

     The Lenders and the Issuing Banks, respectively, have agreed to make Loans and to issue Letters of Credit pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement.

     The obligations of the Lenders to make Loans and of the Fronting Banks to issue Letters of Credit under the Credit Agreement are conditioned upon, among other things, the execution and delivery by the Grantors of an intellectual property security agreement in the form hereof to secure the due and punctual payment of, with respect to each Grantor, its obligations as obligor or guarantor in respect of (a) the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of UCAR, Global, the Borrower and the Subsidiaries under the Credit Agreement and the other Loan Documents (including, without limitation, all monetary obligations of the Intercompany Borrowers under the Intercompany Notes and Intercompany Borrower Agreements, but only for so long as the Intercompany Notes and the rights of the Borrower under the Intercompany Borrower Agreements are pledged to the Collateral Agent under one or more Pledge Agreements as security for the Obligations), (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Loan Parties under or pursuant to the Credit Agreement and the other Loan Documents, (c) unless otherwise agreed upon in writing by the applicable Lender party thereto, the due and punctual payment and performance of all obligations


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of the Borrower and the Subsidiaries, monetary or otherwise, under each
Interest/Exchange Rate Protection Agreement entered into with any counterparty that (i) was a Lender (or an Affiliate thereof) at the time such Interest/Exchange Rate Protection Agreement was entered into or (ii) (A) was a "Lender" (or an Affiliate thereof) as defined in the Existing Credit Agreements at the time such Interest/Exchange Rate Protection Agreement was entered into and (B) was one of the intital Lenders under the Credit Agreement (or an Affiliate thereof) and (d) all obligations of the Guarantors under the Guarantee Agreements; (all the foregoing obligations collectively, the "OBLIGATIONS").

     Accordingly, the Grantors and the Collateral Agent, on behalf of itself and each other Secured Party (and each of their successors and assigns), hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.01. DEFINITION OF TERMS USED HEREIN. All capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     SECTION 1.02. DEFINITION OF CERTAIN TERMS USED HEREIN. As used herein, the following terms shall have the following meanings:

     "AGREEMENT" shall mean this Intellectual Property Security Agreement.

     "COLLATERAL" shall mean, with respect to each Grantor, all of the following, whether now owned or hereafter acquired by such Grantor: (a) Patents, including all granted Patents, recordings and pending applications, including those listed on Schedule I attached hereto, (b) Trademarks, including all registered Trademarks, registrations, recordings, and pending applications, including those listed on Schedule II attached hereto, (c) Copyrights, including all registered Copyrights, registrations, recordings, supplemental registrations and pending applications, including those listed on Schedule III attached hereto, (d) Licenses, including those listed on Schedule IV hereto, (e) General Intangibles, and (f) all products and Proceeds (including insurance proceeds) of, and additions, improvements and accessions to, and books and records describing or used in connection with, any and all of the property described above.

     "COPYRIGHTS" shall mean, with respect to each Grantor, all of the following now or hereafter owned by such Grantor: (i) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (ii) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office.

     "COPYRIGHT LICENSE" shall mean, with respect to each Grantor, any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by such Grantor or which such Grantor otherwise has the right to license, or granting any right to such Grantor under


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any Copyright now or hereafter owned by any third party, and all rights of such
Grantor under any such agreement.

     "GENERAL INTANGIBLES" shall mean, with respect to each Grantor, all intangible, intellectual or other similar property of such Grantor of any kind or nature now owned or hereafter acquired by such Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations, franchises, and all other intellectual or other similar property rights not otherwise described above.

     "INDEMNITEE" shall mean the Collateral Agent, the Secured Parties and their respective officers, directors, trustees, affiliates and controlling persons.

     "LICENSE" shall mean, with respect to each Grantor, any Patent License, Trademark License, Copyright License or other license or sublicense as to which such Grantor is a party (other than those license agreements which by their terms prohibit assignment or a grant of a security interest by such Grantor as licensee thereunder).

     "PATENT LICENSE" shall mean, with respect to each Grantor, any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by such Grantor or which such Grantor otherwise has the right to license, is in existence, or granting to such Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of such Grantor under any such agreement.

     "PATENTS" shall mean, with respect to each Grantor, all the following now or hereafter owned by such Grantor: (a) all letters patent of the United States or any other country, including patents, design patents or utility models, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein.

     "PROCEEDS" shall mean, with respect to each Grantor, any consideration received from the sale, exchange, license, lease or other disposition of any asset or property that constitutes Collateral owned by such Grantor, any value received as a consequence of the possession of any such Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft or other involuntary conversion of whatever nature of any asset or property that constitutes such Collateral, any claim of such Grantor against third parties for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) (a) past, present or future infringement of any Patent now or hereafter owned by such Grantor or licensed under a Patent License, (b) past, present or future infringement or dilution of any Trademark now or hereafter owned by such Grantor or licensed under a Trademark License or injury to the goodwill associated with or symbolized by any Trademark now or hereafter owned by such Grantor, (c) past, present or future breach of any License, (d) past, present or


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future infringement of any Copyright now or hereafter owned by such Grantor or licensed under a Copyright License, and (e) any and all other amounts from time to time paid or payable under or in connection with any of such Collateral.

     "TRADEMARK LICENSE" shall mean, with respect to each Grantor, any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by such Grantor or that such Grantor otherwise has the right to license, or granting to such Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

     "TRADEMARKS" shall mean, with respect to each Grantor, all of the following now or hereafter owned by such Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, and all designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office, any State of the United States or any similar offices in any other country or any political subdivision thereof, and all extensions or renewals thereof, and (b) all goodwill associated therewith or symbolized thereby, and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

     SECTION 1.03. RULES OF INTERPRETATION. The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement.


                                   ARTICLE II

                                SECURITY INTEREST

     SECTION 2.01. SECURITY INTEREST. As security for the payment or performance, as the case may be, of the Obligations, each Grantor hereby creates, mortgages, pledges, hypothecates and transfers to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a continuing first priority security interest in all such Grantors' right, title and interest in, to and under the Collateral subject to liens permitted under Section 7.02 of the Credit Agreement (the "SECURITY INTEREST"). Without limiting the foregoing, the Collateral Agent is hereby authorized to file one or more financing statements, continuation statements, filings with the United States Patent and Trademark Office or United States Copyright Office (or similar office in any other country), or any other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by such Grantor, without the signature of such Grantor, naming such Grantor as debtor and the Collateral Agent as secured party.

     Notwithstanding any other provision of this Agreement to the contrary, the Collateral shall not include any License which by its terms or the terms governing it prohibits assignment thereof or the grant of a security interest


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therein; PROVIDED that such term or terms are typical or customary in connection with the document or instrument to which they relate.

     Each Grantor agrees at all times to keep accurate and complete, in all material respects, accounting records with respect to the Collateral and, on and after the occurrence and during the continuance of a Default, a record of all payments and Proceeds received in respect thereof.

     SECTION 2.02. FURTHER ASSURANCES. Each Grantor agrees, at its own cost and expense, to promptly execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request for the better assuring, preserving and perfecting of the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest created hereby, the filing of any financing statements or other documents (including filings with the United States Patent and Trademark Office and the United States Copyright Office or similar offices in any other country) in connection herewith, and the execution and delivery of any document required to supplement this Agreement with respect to any Patents, Trademarks and/or Copyrights applied for, acquired, registered (or for which registration applications are filed) or issued after the date hereof. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, upon the request of the Collateral Agent, such note or instrument shall (to the extent not previously pledged and delivered pursuant to the Pledge Agreements) be immediately pledged and delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent. Each Grantor agrees promptly to notify the Collateral Agent if any material portion of the Collateral is canceled or overturned, opposed, misappropriated, injured, infringed, lost (other than due to expiration of any issued Patent) or, if applicable, diluted.

     SECTION 2.03. INSPECTION AND VERIFICATION. Without limiting the scope of
Section 6.07 of the Credit Agreement, the Collateral Agent and such representatives as the Collateral Agent may reasonably designate shall have the right to inspect, at any reasonable times or times, any of the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, to discuss any Grantor's affairs with the officers of such Grantor and its independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, conditions, and status of or any other matter relating to such Collateral, including, in the case of Collateral in the possession of any third party (with, except after an Event of Default shall have occurred and during the continuance thereof, the consent of such Grantor, which consent shall not be unreasonably withheld), by contacting such person possessing such Collateral for the purpose of making such a verification. The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any or all of the Secured Parties.

     SECTION 2.04. TAXES; ENCUMBRANCES. At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, liens, security interests or other encumbrances at any time levied or placed on any of the Collateral and not permitted under this Agreement or other Loan Documents, and may pay for the maintenance and preservation of any of the Collateral to the extent any Grantor fails to do so to the extent required by this Agreement or the other Loan Documents, and such Grantor agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to


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the foregoing authorization; PROVIDED, HOWEVER, that nothing in this Section
2.04 shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any other Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

     SECTION 2.05. NO ASSUMPTION OF LIABILITY. The Security Interest is granted as security only and shall not subject any Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of any of the Collateral.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants, as to itself and the Collateral in which the Security Interest is created by it hereunder, that:

     SECTION 3.01. VALIDITY OF PATENTS, TRADEMARKS AND COPYRIGHTS. Each of the Patents, Trademarks and Copyrights is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, except as could not reasonably be expected to have a Material Adverse Effect.

     SECTION 3.02. TITLE AND AUTHORITY. Each Grantor has rights in and good title to the Collateral shown on the schedules hereto as being owned by it and has full corporate power and authority to grant to the Collateral Agent (for the benefit of the Secured Parties) the Security Interest in the Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval that has been obtained, except, in each case, as could not reasonably be expected to have a Material Adverse Effect.

     SECTION 3.03. FILINGS. (a) Fully executed financing statements containing a description of the Collateral shall promptly following the Closing Date be filed of record in every governmental, municipal or other office in every jurisdiction located within the United States and its respective territories and possessions or such other analogous documents in other countries as are necessary to publish notice of and protect the validity of and to establish a valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of the Collateral in which a security interest may be perfected by filing a financing statement or analogous document in the United States and its political subdivisions, territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions or pursuant to applicable law in other countries, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements or other documents of similar effect, except as contemplated by paragraph (b) below and filings with respect to after-acquired Collateral, with respect to which all necessary actions will be promptly taken subsequent to the acquisition of such after-acquired Collateral.


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     (b) Each Grantor shall ensure and warrants that fully executed security agreements in the form hereof and containing a description of the Collateral shall have been received and recorded within three months after the execution of this Agreement with respect to United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications are pending) and within one month after the execution of this Agreement with respect to United States registered Copyrights by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. ss. 261, 15 U.S.C. ss. 1060 or 17 U.S.C. ss. 205 and the regulations thereunder, as applicable, and otherwise as may be required pursuant to the laws of any other country or any political subdivision thereof, to protect the validity and first priority of and to perfect a valid first priority security interest (subject only to Liens permitted by Section 7.02 of the Credit Agreement) in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of the Collateral in which a security interest may be perfected by filing in the United States and its political subdivisions, territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements (other than such actions as are necessary to perfect the Collateral Agent's first priority security interest with respect to any Collateral (or registration or application for registration thereof) acquired or developed after the date hereof).

     SECTION 3.04. VALIDITY OF SECURITY INTERESTS. This Agreement is effective to create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral, and, when financing statements in appropriate form are filed in the offices specified on Schedule VI hereto and this Agreement is filed in the United States Patent and Trademark Office and the United States Copyright Office, this Agreement will constitute a duly perfected Lien on, and security interest in, all right, title and interest of the Grantors in such Collateral and, to the extent contemplated therein and subject to ss. 9-306 of the UCC, the proceeds thereof, in each case prior and superior in right to any other person (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a lien on registered trademarks, trademark applications and copyrights acquired by the Grantors after the date hereof), other than with respect to the rights of persons pursuant to Liens expressly permitted by Section 7.02 of the Credit Agreement.

     SECTION 3.05. INFORMATION REGARDING NAMES AND LOCATIONS. Each Grantor has disclosed in writing to the Collateral Agent on Schedule IV any material trade names used to identify it in its business or in the ownership of its properties during the past five years.

     SECTION 3.06. ABSENCE OF OTHER LIENS. The Collateral is owned by the Grantors free and clear of any Lien of any nature whatsoever (except for Liens expressly permitted by Section 7.02 of the Credit Agreement or hereby and any liens of licenses listed on Schedule V). Other than as contemplated hereby and by the other Loan Documents, and except as permitted therein, the Grantors have not filed (a) any financing statement or analogous document under the Uniform Commercial Code, (b) any assignment in which any Grantor assigns the Collateral, any security agreement or any similar instrument covering any Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office in any other country or political subdivision thereof and (c) any assignment in which any Grantor assigns the Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office.


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                                   ARTICLE IV

                                    COVENANTS

     SECTION 4.01. COVENANTS REGARDING PATENT, TRADEMARK AND COPYRIGHT COLLATERAL. (a) Each Grantor (either itself or through licensees) will, for each Patent, not do any act, or omit to do any act, whereby any Patent that is material to the conduct of the Grantors' businesses, taken as a whole, may become invalidated or dedicated to the public, and shall continue to mark, to the extent consistent with past practices and good business judgment, any products covered by a material Patent with the relevant patent number as necessary and sufficient to establish and preserve such Grantor's material rights under applicable patent laws.

     (b) Each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark material to the conduct of the Grantors' businesses, taken as a whole, to the extent consistent with past practices and good business judgment, (i) maintain such Trademark in full force free from any material claim of abandonment or invalidity for nonuse, (ii) maintain the quality of products and services offered under such Trademark to the extent that the failure to do so would result in a Material Adverse Effect, (iii) display such Trademark with notice of federal or foreign registration to the extent necessary and sufficient to establish and preserve such Grantor's material rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any material third-party rights.

     (c) Each Grantor (either itself or through licensees) will, for each work covered by a material Copyright, to the extent consistent with past practices and good business judgment, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve such Grantor's material rights under applicable copyright laws.

     (d) Each Grantor shall notify the Collateral Agent immediately if it knows or has reason to know that any Patent, Trademark or Copyright material to the conduct of the Grantors' businesses, taken as a whole, may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor's ownership of any such Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

     (e) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for any Patent, Trademark or Copyright (or for the registration of any Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, unless it promptly informs the Collateral Agent, and, upon request of the Collateral Agent, executes and delivers any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence (and, in the case of applications for Trademarks with the United States Patent and Trademark Office, perfect) the Collateral Agent's security interest in such Patent, Trademark or


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Copyright of such Grantor and the goodwill and general intangibles of such
Grantor relating thereto or represented thereby, and such Grantor hereby appoints the Collateral Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable until the Obligations are paid in full.

     (f) Each Grantor will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application (and to obtain the relevant grant or registration) relating to the Patents, Trademarks and/or Copyrights which are material to the Grantors' businesses, taken as a whole, to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of the Grantors' businesses, taken as a whole, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancelation proceedings against third parties.

     (g) In the event that any Collateral consisting of a Patent, Trademark or Copyright material to the conduct of the Grantors' businesses, taken as a whole, is believed by the Grantor that has created the Security Interest in such Collateral pursuant hereto to have been infringed, misappropriated or diluted by a third party in any material respect, such Grantor shall notify the Collateral Agent promptly after it learns thereof and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation, or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral.

     SECTION 4.02. PROTECTION OF SECURITY. Each Grantor shall, at its own cost and expense, take any and all reasonable actions necessary to defend title to the Collateral against all persons, to properly maintain, protect and preserve the Collateral and to defend the Security Interest of the Collateral Agent in the Collateral and the priority thereof against any Lien not permitted under the Credit Agreement in each case, except as otherwise permitted by the Credit Agreement or this Agreement.

     SECTION 4.03. CONTINUING OBLIGATIONS OF THE GRANTORS. Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each License, contract, agreement, interest or obligation relating to the Collateral, all in accordance with the terms and conditions thereof, to the extent consistent with good business practice. Without limiting the foregoing, the Collateral Agent shall have no obligation or liability under any License by reason of or arising out of this Agreement or the granting or the assignment to the Collateral Agent of the Security Interest or the receipt by the Collateral Agent of any payment related to any License pursuant hereto, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any License, or to present or file any claim, or to take any action to collect or enforce any performance of the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.


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     SECTION 4.04. USE AND DISPOSITION OF COLLATERAL. A Grantor shall not (i)
make or permit to be made an assignment, pledge or hypothecation of the Collateral, and shall grant no other security interest in the Collateral (other than pursuant hereto or except for any Permitted Liens) or (ii) make or permit to be made any transfer of the Collateral, and shall remain at all times in possession thereof other than transfers to the Collateral Agent pursuant to the provisions hereof; notwithstanding the foregoing, a Grantor may use and dispose of the Collateral in any lawful manner permitted by the provisions of this Agreement, the Credit Agreement or any other Loan Document, unless the Collateral Agent shall, after an Event of Default shall have occurred and during the continuance thereof, notify the Borrower not to sell, convey, lease, assign, transfer or otherwise dispose of any Collateral except with respect to any transfer between the Borrower or a Wholly Owned Subsidiary that is a Grantor and the Borrower or a Wholly Owned Subsidiary that is a Grantor.

     SECTION 4.05. LOCATIONS OF COLLATERAL; PLACE OF BUSINESS. (a) Each Grantor agrees, at such time or times as the Collateral Agent may reasonably request, promptly to prepare and deliver to the Collateral Agent a duly certified schedule or schedules in form reasonably satisfactory to the Collateral Agent, showing the identity, amount and location (to the extent practicable) of any and all Collateral.

     (b) Each Grantor agrees not to change, or permit to be changed, the location of its chief executive office or chief place of business or the name or names used to identify it in its business or in the ownership of its properties unless all filings under the Uniform Commercial Code or under other applicable laws that are required to be made with respect to the Collateral have been made and the Collateral Agent has a valid, legal and perfected first priority security interest in the Collateral, subject to no liens, other than Liens permitted by Section 7.02 of the Credit Agreement and any liens or licenses listed on Schedule V, and prior notice thereof has been given to the Collateral Agent along with copies of all such filings to be made.

     SECTION 4.06. FUTURE RIGHTS. (a) If, before the time that all Obligations shall have been paid in full, no Letters of Credit are outstanding and the Secured Parties no longer have Commitments under the Credit Agreement, any Grantor shall obtain rights to any material asset or item that may be considered Collateral, the provisions of Section 2.01 shall automatically apply thereto and each Grantor shall give to the Collateral Agent prompt notice thereof in writing.

     (b) With respect to any such material asset or item that may be considered Collateral as set forth in paragraph (a) above, each Grantor shall follow the procedures set forth in Section 3.03, as applicable, to ensure that the Collateral Agent's valid first priority security interest therein is perfected (subject only to Liens permitted by Section 7.02 of the Credit Agreement).

     SECTION 4.07 ASSIGNMENT OF LICENSES. Upon and during the continuance of an Event of Default and at the reasonable request of the Collateral Agent, each Grantor shall use its reasonable efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all of the Grantors' rights, title and interest thereunder to the Collateral Agent or its designee.

     SECTION 4.08. COLLATERAL AGENT'S LIABILITIES AND EXPENSES; INDEMNIFICATION.
(a) Notwithstanding anything to the contrary provided herein, the Collateral Agent assumes no liabilities with respect to any claims regarding each Grantor's ownership (or purported ownership) of, or rights or obligations (or purported rights or obligations) arising from, the Collateral or any use (or actual or alleged misuse), license or sublicense thereof by any Grantor or any licensee of such Grantor, whether arising out of any past, current or future event, circumstance, act or omission or otherwise, or any claim, suit, loss, damage, expense or liability of any kind or nature arising out of or in connection with the Collateral or the production, marketing, delivery, sale or provision of goods or services under or in connection with any of the Collateral. As between the Secured Parties and the Grantors, all of such liabilities shall be borne exclusively by the Grantors.

     (b) Each Grantor hereby agrees to pay all expenses of the Collateral Agent and to indemnify the Collateral Agent with respect to any and all losses, claims, damages, liabilities and related expenses in respect of this Agreement or the Collateral in each case to the extent the Borrower is required to do so pursuant to Section 10.03 of the Credit Agreement.

     (c) Any amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. Without prejudice to the survival of any other agreements contained herein, all indemnification and reimbursement obligations contained herein shall survive the payment in full of the principal and interest under the Credit Agreement, the expiration of the Letters of Credit and the termination of the Commitments or this Agreement.

                                    ARTICLE V

                                    REMEDIES

     SECTION 5.01. POWER OF ATTORNEY. Upon the occurrence and during the continuance of any Event of Default, subject to prior written notice to the Borrower, the Collateral Agent shall have the right, as the true and lawful attorney-in-fact of the Grantors, with power of substitution for the Grantors and in the Grantors' names, the Collateral Agent's name or otherwise, for the use and benefit of the Secured Parties (a) upon prior notice from the Collateral Agent, to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice relating to any of the Collateral; (d) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (e) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to or pertaining to all or any of the Collateral; (f) to license or, to the extent permitted by any applicable law, sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any of the Collateral throughout the world for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall determine (other than in violation of any then existing licensing arrangements to the extent that waivers or other adequate provision cannot be secured therefor); and (g) generally to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, HOWEVER, that except as provided for by law or the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions, nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Collateral Agent or omitted to be taken with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of any Grantor or to any claim or action against the Collateral Agent. It is understood and agreed that the appointment of the Collateral Agent as the attorney-in-fact of the Grantors for the purposes set forth above in this Section 5.01 is coupled with an interest and is irrevocable. The provisions of this Section 5.01 shall in no event relieve the Grantors of any of their obligations hereunder or under the Credit Agreement or any other Loan Document with respect to the Collateral or any part thereof or impose any obligation on the Collateral Agent or the Secured Parties to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Collateral Agent or any Secured Party of any other or further right that it may have on the date of this Agreement or hereafter, whether hereunder or by law or by the Security Agreement, or otherwise.

     SECTION 5.02. OTHER REMEDIES UPON DEFAULT. Upon the occurrence and during the continuance of an Event of Default, each Grantor expressly agrees that, subject to prior written notice to the Borrower, the Collateral Agent on demand shall have the right to take any or all of the following actions at the same or different times: with or without legal process and with or without previous notice or demand for performance, to take possession of all tangible manifestations or embodiments of the Collateral and documentation relating thereto and all business records, documents, files, prints and labels with respect to the Collateral, and without liability for trespass to enter any premises where such tangible manifestations or embodiments, business records, documents, files, prints and labels with respect to the Collateral may be located for the purpose of taking possession of or removing such tangible manifestations or embodiments, business records, documents, files, prints and labels with respect to the Collateral, and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other law applicable to any part of the Collateral. Subject to and without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof where the failure to obtain such a representation and agreement could result in a violation of any applicable securities laws, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal that such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

     The Collateral Agent shall give the Grantors at least 10 days' written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice to the Grantors. At any public sale made pursuant to this Section 5.02, the Collateral Agent or any Secured Party may bid for or purchase, free from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to the Collateral Agent or any Secured Party from any Grantor as a credit against the purchase price, and the Collateral Agent or any Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to such Grantor therefor. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

     SECTION 5.03. APPLICATION OF PROCEEDS OF SALE. The proceeds of any sale of Collateral, as well as any Collateral consisting of cash, shall be applied by the Collateral Agent as follows:

          FIRST, to the payment of all costs and expenses incurred by the Administrative Agent or the Collateral Agent (in its capacity as such hereunder or under any other Loan Document) in connection with such collection or sale or otherwise in connection with this Agreement or any of the Obligations, including all reasonable court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Loan Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

          SECOND, to the payment of all amounts of the Obligations owed to the Secured Parties in respect of Loans made by them and outstanding and amounts owing in respect of any LC Disbursement or Letter of Credit or under any Interest/Exchange Rate Protection Agreement, pro rata as among the Secured Parties in accordance with the amount of such Obligations owed them;

          THIRD, to the payment and discharge in full of the Obligations (other than those referred to above), pro rata as among the Secured Parties in accordance with the amount of such Obligations owed to them; and

          FOURTH, after payment in full of all Obligations, to the applicable Grantor, or its successor or assign thereof, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, any Collateral then remaining.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

     SECTION 5.04. GRANT OF LICENSE TO USE PATENT, TRADEMARK AND COPYRIGHT COLLATERAL. For the purpose of enabling the Collateral Agent to exercise rights and remedies under Article V hereof at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any of the Collateral now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored. The use of such license by the Collateral Agent shall be exercised, at the option of the Collateral Agent for any purpose appropriate in connection with the exercise of remedies hereunder, only upon the occurrence and during the continuance of an Event of Default; PROVIDED that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon such Grantor notwithstanding any subsequent cure of an Event of Default. The Collateral Agent agrees to apply the net proceeds received from any license as provided in Section 5.03 hereof.

                                   ARTICLE VI

                                  MISCELLANEOUS

     SECTION 6.01. THE COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT. Except as otherwise provided herein, each Grantor hereby appoints the Collateral Agent the attorney-in-fact of such Grantor, effective upon the occurrence and during the continuance of an Event of Default, for the purposes of carrying out the provisions of this Agreement, taking any action and executing any instrument that the Collateral Agent may reasonably deem necessary or advisable to accomplish the purposes hereof, and doing all other acts that such Grantor is obligated to do hereunder. Such appointment is in each case irrevocable and coupled with an interest. Each Grantor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof in accordance with this Agreement.

     SECTION 6.02. NOTICES. Notices and other communications provided for herein shall be in writing and given (i) in the case of communications and notices to UCAR, Global, the Borrower or any Secured Party, as provided in the Credit

Agreement and (ii) in the case of communications and notices to any other Grantor, as provided in the Subsidiary Guarantee Agreement.

     SECTION 6.03. SUCCESSORS AND ASSIGNS. (a) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party, and the terms "Lender", "Issuing Bank" and "Secured Party" shall include each permitted successor and assignee of any Lender, Issuing Bank or Secured Party permitted under Section 10.04 of the Credit Agreement and all covenants, promises and agreements by or on behalf of the Grantors or the Collateral Agent or that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and permitted assigns referred to above.

     (b) No Grantor shall assign or delegate any of its rights and duties hereunder.

     (c) The covenants, promises and agreements by the Grantors shall inure to the benefit of each Secured Party and each assignee of any Secured Party permitted under Section 10.04 of the Credit Agreement.

     SECTION 6.04. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT FEDERAL LAW OR LAWS OF ANOTHER STATE OR FOREIGN JURISDICTION MAY APPLY TO PATENTS, TRADEMARKS, COPYRIGHTS, OTHER COLLATERAL OR REMEDIES.

     SECTION 6.05. WAIVERS; AMENDMENT. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other right or power. The rights and remedies of the Collateral Agent hereunder and of other Secured Parties under the Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Grantor in any case shall entitle such Grantor to any other or further notice or demand in similar or other circumstances.

     (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into between any Grantor and the Collateral Agent, with the prior written consent of the Required Secured Parties; PROVIDED, HOWEVER, that except as provided herein or in the other Loan Documents, no such agreement shall amend, modify, waive or otherwise affect the rights or duties of the Collateral Agent hereunder without the prior written consent of the Collateral Agent.

     SECTION 6.06. SECURITY INTEREST ABSOLUTE. All rights of the Collateral Agent hereunder, the security interests granted hereunder and all obligations of the Grantors hereunder shall be absolute and unconditional.

     SECTION 6.07. SURVIVAL OF AGREEMENT. All covenants, agreements, representations and warranties made by any Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Secured Parties and shall survive the making by the Lenders of the Loans, the execution and delivery to the Lenders of the Loan Documents and the issuance by the Fronting Banks of the Letters of Credit regardless of any investigation made by the Secured Parties or on their behalf and shall continue in full force and effect so long as the principal of or any accrued interest on any Loan or L/C Disbursement or any Fee or any other amount payable under or in respect of this Agreement or any other Loan Document is outstanding and unpaid and so long as the Commitments have not been terminated.

     SECTION 6.08. BINDING EFFECT; ASSIGNMENTS. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent, and thereafter shall be binding upon such Grantor and its respective successors and assigns, and shall inure to the benefit of such Grantor and the Secured Parties and their respective successors and assigns, except that no Grantor shall have the right to assign its rights hereunder or any interest herein (and any such attempted assignment shall be void) except as expressly contemplated by this Agreement or the other Loan Documents.

     SECTION 6.09. TERMINATION; RELEASE. (a) This Agreement and the security interests granted hereby shall terminate when all the Obligations have been indefeasibly paid in full, the Commitments have been terminated and no Letters of Credit are outstanding.

     (b) Upon any sale by any Grantor of any Collateral that is permitted under the Credit Agreement or upon the effectiveness of any written consent to the release of the Security Interest in any Collateral pursuant to Section 10.02 of the Credit Agreement, the Security Interest in such Collateral shall be automatically released.

     (c) In connection with any termination or release pursuant to paragraphs
(a) and (b), the Collateral Agent shall execute and deliver to each Grantor, at such Grantor's expense, all Uniform Commercial Code termination statements, documents in order to terminate any United States Patent and Trademark Office filings and similar documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of termination statements or documents pursuant to this Section 6.09 shall be without recourse to or warranty by the Collateral Agent.

     SECTION 6.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER

INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.10.

     SECTION 6.11. SEVERABILITY. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 6.12. JURISDICTION; CONSENT TO SERVICE OF PROCESS. (a) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Loan Party or Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Grantor or any Secured Party or its properties in the courts of any jurisdiction.

     (b) Each Grantor and each Secured Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 6.02. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     SECTION 6.13. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together shall constitute but one instrument, and shall become effective as provided in Section 6.08.

     SECTION 6.14. HEADINGS. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

     SECTION 6.15. ADDITIONAL GRANTORS. Pursuant to Section 6.11 of the Credit Agreement, each Domestic Subsidiary that was not in existence or not a Domestic Subsidiary on the date thereof is required to enter into this Agreement as a Grantor upon becoming a Domestic Subsidiary. Upon execution and delivery, after the date hereof, by the Collateral Agent and such Domestic Subsidiary of an instrument in the form of Annex 1, such Domestic Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor hereunder. The execution and delivery of any such instrument shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                          UCAR INTERNATIONAL INC.

                                            by
                                               /S/ NANCY M. FALLS
                                               --------------------------------
                                               Name: Nancy M. Falls
                                               Title: Treasurer

                                          UCAR GLOBAL ENTERPRISES INC.

                                           by
                                               /S/ NANCY M. FALLS
                                               --------------------------------
                                               Name: Nancy M. Falls
                                               Title: Treasurer

                                          UCAR FINANCE INC.

                                           by
                                               /S/ NANCY M. FALLS
                                               --------------------------------
                                               Name: Nancy M. Falls
                                               Title: Treasurer

                                          EACH OF THE SUBSIDIARY GRANTORS LISTED
                                          ON SCHEDULE VII HERETO

                                           by
                                               /S/ NANCY M. FALLS
                                               --------------------------------
                                               Name: Nancy M. Falls
                                               Title: Treasurer

                                          MORGAN GUARANTY TRUST COMPANY OF
                                          NEW YORK, as Collateral Agent

                                            by
                                               /S/ DEBORAH DESANTIS
                                               --------------------------------
                                               Name: Deborah DeSantis
                                               Title: Vice President

                                                                      SCHEDULE I
                                                        TO INTELLECTUAL PROPERTY
                                                              SECURITY AGREEMENT

                       PATENTS OWNED BY [NAME OF GRANTOR]

[Make a separate Schedule IV for each Grantor and if no patents owned so state. List in numerical order by Patent No./Patent Application No.]

                            U.S. PATENT REGISTRATIONS

      ISSUE DATE                                      PATENT NUMBERS
      ----------                                      --------------


                            U.S. PATENT APPLICATIONS

      FILING DATE                                     PATENT APPLICATION NO.
      -----------                                     ----------------------




                          NON-U.S. PATENT REGISTRATIONS

      [List in alphabetical order by country/numerical order by Patent No.]

      COUNTRY                      ISSUE DATE         PATENT NO.
      -------                      ------------       ----------




                          NON-U.S. PATENT APPLICATIONS

            [List in alphabetical order by country/numerical order by Application No.]

      COUNTRY                       FILING DATE       PATENT APPLICATION NO.
      -------                       -----------       ----------------------

                                                        SCHEDULE II, page 1 of 2
                                                        TO INTELLECTUAL PROPERTY
                                                              SECURITY AGREEMENT


                TRADEMARK/TRADE NAMES OWNED BY [NAME OF GRANTOR]

  [Make a separate Schedule V for each Grantor and if no trademark/trade names owned so state. List in numerical order by trademark registration/application no.]

                          U.S. TRADEMARK REGISTRATIONS

      MARK                                  REG. DATE              REG. NO.
      ----                                  ---------              --------


                           U.S. TRADEMARK APPLICATIONS

      MARK                                  FILING DATE          APPLICATION NO.
      ----                                  -----------          ---------------


                          STATE TRADEMARK REGISTRATIONS

     [List in alphabetical order by State/numerical order by trademark no.]

      STATE                    MARK              REG. DATE        REG. NO.
      -----                    ----              ---------        --------


                          STATE TRADEMARK APPLICATIONS

     [List in alphabetical order by State/numerical order by trademark no.]

      STATE                    MARK              FILING DATE     APPLICATION NO.
      -----                    ----              -----------     ---------------


                        NON-U.S. TRADEMARK REGISTRATIONS

    [List in alphabetical order by country/numerical order by trademark no.]

      COUNTRY                  MARK              REG. DATE        REG. NO.
      -------                  ----              ---------        --------

                                                        SCHEDULE II, page 2 of 2
                                                        TO INTELLECTUAL PROPERTY
                                                              SECURITY AGREEMENT


                         NON-U.S. TRADEMARK APPLICATIONS

   [List in alphabetical order by country/numerical order by application no.]

      COUNTRY           MARK              APPLICATION DATE  APPLICATION NO.
      -------           ----              ----------------  ---------------



                                   TRADE NAMES

          COUNTRY(S) WHERE USED            TRADE NAMES
          ---------------------            -----------

                                                                    SCHEDULE III
                                                        TO INTELLECTUAL PROPERTY
                                                              SECURITY AGREEMENT

                      COPYRIGHTS OWNED BY [NAME OF GRANTOR]

    [Make a separate Schedule II for each Grantor and if no copyrights owned so state.]

                          U.S. COPYRIGHT REGISTRATIONS

                  [List in numerical order by Registration No.]

               TITLE             DATE PUB.                AUTHOR      REG. NO.
               -----             ---------                ------      --------




              PENDING U.S. COPYRIGHT APPLICATIONS FOR REGISTRATION

                [List in chronological order by date published.]

            TITLE          DATE PUB.          AUTHOR          CLASS   DATE FILED
            -----          ---------          ------          -----   ----------



                        NON-U.S. COPYRIGHT REGISTRATIONS

   [List in alphabetical order by country/numerical order by Registration No.]

          COUNTRY          TITLE     DATE PUB.          AUTHOR          REG. NO.
          -------          -----     ---------          -------         --------





            NON-U.S. PENDING COPYRIGHT APPLICATIONS FOR REGISTRATION

 [List in alphabetical order by country/chronological order by date published.]

          COUNTRY          TITLE     DATE PUB.    AUTHOR        CLASS DATE FILED
          -------          -----     ---------    ------        ----------------

                                                        SCHEDULE IV, page 1 of 6
                                                        TO INTELLECTUAL PROPERTY
                                                              SECURITY AGREEMENT



                                    LICENSES

          [Make a separate Schedule III for each Grantor, and if not a licensor/licensee in a license/sublicense so state.]

                                     PART I

      LICENSES/SUBLICENSES OF [NAME OF GRANTOR] AS LICENSOR ON DATE HEREOF

                                  A. COPYRIGHTS

                          U.S. COPYRIGHT REGISTRATIONS

                  [List in numerical order by Registration No.]

                          DATE OF
      LICENSEE NAME       LICENSE/                                          REG.
       AND ADDRESS        SUBLICENSE      TITLE     DATE PUB.    AUTHOR     NO.
       -----------        ----------      -----     ---------    -------    ---



              PENDING U.S. COPYRIGHT APPLICATIONS FOR REGISTRATION
                [List in chronological order by date published.]

                        DATE OF
    LICENSEE NAME       LICENSE/                                           DATE
     AND ADDRESS        SUBLICENSE      TITLE     DATE PUB.    AUTHOR      FILED
     -----------        ----------      -----     ---------    -------     -----



                           NON-U.S. COPY REGISTRATIONS

   [List in alphabetical order by country/numerical order by Registration No.]

                               DATE OF
                LICENSEE NAME  LICENSE/                 DATE                REG.
     COUNTRY     AND ADDRESS   SUBLICENSE    TITLE      PUB.    AUTHOR      NO.
     -------     -----------   -----------   -----      -----   -------     ---



            NON-U.S. PENDING COPYRIGHT APPLICATIONS FOR REGISTRATION

 [List in alphabetical order by country/chronological order by date published.]

                             DATE OF
              LICENSEE NAME  LICENSE/             DATE                  DATE
   COUNTRY     AND ADDRESS   SUBLICENSE  TITLE    PUB.    AUTHOR     CLASS FILED
   -------     -----------   ----------- -----    -----   -------    -----------

                                                        SCHEDULE IV, page 2 of 6
                                                        TO INTELLECTUAL PROPERTY
                                                              SECURITY AGREEMENT

                                   B. PATENTS

   [List first in numerical order by U.S. patent nos. followed by U.S. patent application nos. in numerical order, followed in alphabetical order by country, its non-U.S. patent nos. in numerical order, followed by its non-U.S.
                     application nos. in numerical order.]

                                  U.S. PATENTS

           LICENSEE NAME         DATE OF LICENSE/       PATENT
            AND ADDRESS             SUBLICENSE        ISSUE DATE    PATENT NO.
            -----------             ----------        ----------    ----------




                            U.S. PATENT APPLICATIONS

           LICENSEE NAME         DATE OF LICENSE/        DATE       APPLICATION
            AND ADDRESS             SUBLICENSE        APPL. FILED   NO.
            -----------             ----------        -----------   ---




                                NON-U.S. PATENTS

                                             DATE OF
                        LICENSEE NAME        LICENSE/      PATENT   NON-U.S.
         COUNTRY         AND ADDRESS         SUBLICENSE  ISSUE DATE PATENT NO.
         -------         -----------         ----------  ---------- ----------



                          NON-U.S. PATENT APPLICATIONS

                                             DATE OF
                        LICENSEE NAME        LICENSE/      DATE    APPLICATION
         COUNTRY         AND ADDRESS         SUBLICENSE    APPL.      NO.
         -------         -----------         ----------    -----   -----------
                                            SUBLICENSE     FILED

                                                        SCHEDULE IV, page 3 of 6
                                                        TO INTELLECTUAL PROPERTY
                                                              SECURITY AGREEMENT

                                  C. TRADEMARKS

[List first in numerical order by U.S. patent nos. followed by U.S. patent application nos. in numerical order, followed in alphabetical order by country, its non-U.S. patent nos. in numerical order, followed by its non-U.S. application nos. in numerical order.]

                                 U.S. TRADEMARKS

                                DATE OF
           LICENSEE NAME        LICENSE/
            AND ADDRESS         SUBLICENSE    U.S. MARK    REG. DATE  REG. NO.
            -----------         ----------    ---------    ---------  --------



                           U.S. TRADEMARK APPLICATIONS

                                DATE OF
           LICENSEE NAME        LICENSE/                             APPLICATION
            AND ADDRESS         SUBLICENSE    U.S. MARK   DATE FILED    NO.
            -----------         ----------    ---------   ----------    ---


                               NON-U.S. TRADEMARKS

                                      DATE OF
                   LICENSEE NAME      LICENSE/    NON-U.S.
      COUNTRY       AND ADDRESS       SUBLICENSE    MARK    REG. DATE  REG. NO.
      -------       -----------       ----------    ----    ---------  --------


                         NON-U.S. TRADEMARK APPLICATIONS

                                    DATE OF
                 LICENSEE NAME      LICENSE/    NON-U.S.             APPLICATION
   COUNTRY       AND ADDRESS       SUBLICENSE   MARK    DATE FILED     NO.
   -------       -----------       ----------   ------- ----------     ---



                                    D. OTHERS

                                     DATE OF LICENSE/
        LICENSE NAME AND ADDRESS        SUBLICENSE         SUBJECT MATTER
        ------------------------        ----------         --------------

                                                        SCHEDULE IV, page 4 of 6
                                                        TO INTELLECTUAL PROPERTY
                                                              SECURITY AGREEMENT


                                     PART 2

      LICENSES/SUBLICENSES OF [NAME OF GRANTOR] AS LICENSEE ON DATE HEREOF

                                  A. COPYRIGHTS

                                 U.S. COPYRIGHTS

                  [List in numerical order by Registration No.]

                           DATE OF
      LICENSEE NAME        LICENSE/                   DATE                  REG.
       AND ADDRESS         SUBLICENSE      TITLE      PUB.      AUTHOR      NO.
       -----------         ----------      -----      ----      -------     ---


              PENDING U.S. COPYRIGHT APPLICATIONS FOR REGISTRATION
                [List in chronological order by date published.]

                   DATE OF
  LICENSEE NAME    LICENSE/                   DATE                        DATE
   AND ADDRESS     SUBLICENSE     TITLE       PUB.     AUTHOR      CLASS  FILED
   -----------     -----------    -----       ----     -------     -----  -----




                               NON-U.S. COPYRIGHTS

   [List in alphabetical order by country/numerical order by Registration No.]

                              DATE OF
               LICENSEE NAME  LICENSE/                DATE                  REG.
    COUNTRY     AND ADDRESS   SUBLICENSE   TITLE      PUB.      AUTHOR      NO.
    -------     -----------   -----------  -----      ----      -------     ---




            NON-U.S. PENDING COPYRIGHT APPLICATIONS FOR REGISTRATION
 [List in alphabetical order by country/chronological order by date published.]

                            DATE OF
             LICENSEE NAME  LICENSE/                DATE                   DATE
  COUNTRY     AND ADDRESS   SUBLICENSE   TITLE      PUB.   AUTHOR    CLASS FILED
  -------     -----------   -----------  -----      ----   -------   ----- -----

                                                        SCHEDULE IV, page 5 of 6
                                                        TO INTELLECTUAL PROPERTY
                                                              SECURITY AGREEMENT

                                   B. PATENTS

[List first in numerical order by U.S. patent nos. followed by U.S. patent application nos. in numerical order, followed in alphabetical order by country, its non-U.S. patent nos. in numerical order, followed by its non-U.S. application nos. in numerical order.]

                                  U.S. PATENTS

          LICENSEE NAME      DATE OF LICENSE/      PATENT
           AND ADDRESS          SUBLICENSE       ISSUE DATE    PATENT NO.
           -----------          ----------       ----------    ----------




                            U.S. PATENT APPLICATIONS

          LICENSEE NAME      DATE OF LICENSE/       DATE
           AND ADDRESS          SUBLICENSE       APPL. FILED   APPLICATION NO.
           -----------          ----------       -----------   ---------------




                                NON-U.S. PATENTS

                                             DATE OF
                        LICENSEE NAME       LICENSE/     PATENT        NON-U.S.
        COUNTRY          AND ADDRESS        SUBLICENSE   ISSUE DATE   PATENT NO.
        -------          -----------        ----------   ----------   ----------


                          NON-U.S. PATENT APPLICATIONS

                                           DATE OF
                      LICENSEE NAME       LICENSE/      DATE        APPLICATION
      COUNTRY          AND ADDRESS        SUBLICENSE   APPL. FILED     NO.
      -------          -----------        ----------   -----------     ---

                                                        SCHEDULE IV, page 6 of 6
                                                        TO INTELLECTUAL PROPERTY
                                                              SECURITY AGREEMENT

                                  C. TRADEMARKS

[List first in numerical order by U.S. trademark nos. followed by U.S. trademark application nos. in numerical order, followed in alphabetical order by country, its non-U.S. trademark nos. in numerical order, followed by its non-U.S. application nos. in numerical order.]

                                 U.S. TRADEMARKS

                                DATE OF
          LICENSEE NAME         LICENSE/
           AND ADDRESS         SUBLICENSE     U.S. MARK    REG. DATE  REG. NO.
           -----------         ----------     ---------    ---------  --------





                           U.S. TRADEMARK APPLICATIONS

                             DATE OF
       LICENSEE NAME         LICENSE/                                APPLICATION
        AND ADDRESS         SUBLICENSE     U.S. MARK    DATE FILED        NO.
        -----------         ----------     ---------    ----------        ---


                               NON-U.S. TRADEMARKS

                                      DATE OF
                  LICENSEE NAME       LICENSE/     NON-U.S.
      COUNTRY       AND ADDRESS       SUBLICENSE     MARK    REG. DATE REG. NO.
      -------       -----------       ----------     ----    ------------------


                         NON-U.S. TRADEMARK APPLICATIONS

                                  DATE OF
              Licensee Name       LICENSE/    Non-U.S.               Application
 COUNTRY       AND ADDRESS      SUBLICENSE      MARK    DATE FILED       NO.
 -------       -----------      ----------      ----    ----------       ---


                                    D. OTHERS

                                     DATE OF LICENSE/
        LICENSE NAME AND ADDRESS        SUBLICENSE      SUBJECT MATTER
        ------------------------        ----------      --------------

                                                                      SCHEDULE V
                                                        TO INTELLECTUAL PROPERTY
                                                              SECURITY AGREEMENT


      LIENS ON

      [None)

                                                                     SCHEDULE VI
                                                        TO INTELLECTUAL PROPERTY
                                                              SECURITY AGREEMENT



               Offices Where Financing Statements Need to be Filed

[See Perfection Certificate]

                                                                    SCHEDULE VII
                                                        TO INTELLECTUAL PROPERTY
                                                              SECURITY AGREEMENT


                               SUBSIDIARY GRANTORS

UCAR Carbon Company Inc.

UCAR Holdings II Inc.

UCAR Holdings III Inc.

UCAR International Trading Inc.

UCAR Composites Inc.

                                                                  EXHIBIT A-1 TO
                                                           INTELLECTUAL PROPERTY
                                                              SECURITY AGREEMENT



                    SUPPLEMENT NO. dated as of [], to the Intellectual Property
               Security Agreement dated as of February 22, 2000 (the "INTELLECTUAL PROPERTY SECURITY AGREEMENT"), made by UCAR INTERNATIONAL INC., a Delaware corporation ("UCAR"), UCAR GLOBAL ENTERPRISES INC., a Delaware corporation ("GLOBAL"), UCAR FINANCE INC., a Delaware corporation (the "BORROWER"), and the subsidiaries of UCAR from time to time party thereto (the "SUBSIDIARY GRANTORS", and together with UCAR, Global and the Borrower, the "GRANTORS") in favor of MORGAN GUARANTY TRUST COMPANY OF NEW YORK as collateral agent for the Secured Parties (such term and each other capitalized term used but not defined herein having the meaning given it in Article I of the Credit Agreement).

     A. Reference is made to Credit Agreement dated as of February 22, 2000 (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") among UCAR, Global, the Borrower, the LC Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and Morgan Guaranty Trust Company of New York, as Administrative Agent, Collateral Agent and Issuing Bank.

     B. The Borrower and the Domestic Subsidiaries have entered into the Intellectual Property Security Agreement in order to induce the Lenders to make Loans and the Issuing Banks to issue Letters of Credit pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Pursuant to Section 6.11 of the Credit Agreement, each Domestic Subsidiary that was not in existence or not a Domestic Subsidiary on the date thereof is required to enter into the Intellectual Property Security Agreement as a Grantor upon becoming a Domestic Subsidiary. Section 6.15 of the Intellectual Property Security Agreement provides that additional Domestic Subsidiaries may become Grantors under the Intellectual Property Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned (the "NEW GRANTOR") is a Domestic Subsidiary and is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Intellectual Property Security Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

     Accordingly, the Collateral Agent and the New Grantor agree as follows:

     SECTION 1. In accordance with Section 6.15 of the Intellectual Property Security Agreement, the New Grantor by its signature below becomes a Grantor under the Intellectual Property Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby agrees to all the terms and provisions of the Intellectual Property Security Agreement applicable to it as a Grantor thereunder. Each reference to a "GRANTOR" in the Intellectual Property Security Agreement shall be deemed to include the New Grantor. The Intellectual Property Security Agreement is hereby incorporated herein by reference.

     SECTION 2. The New Grantor represents and warrants to the Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to the effects of applicable bankruptcy, insolvency or similar laws effecting creditors' rights generally and equitable principles of general applicability.

     SECTION 3. This Supplement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Collateral Agent.

     SECTION 4. Except as expressly supplemented hereby, the Intellectual Property Security Agreement shall remain in full force and effect.

     SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intellectual Property Security Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 7. All communications and notices hereunder shall be in writing and given as provided in the Credit Agreement. All communications and notices hereunder to the New Grantor shall be given to it at the address set forth under its signature, with a copy to the Borrower.

     IN WITNESS WHEREOF, the New Grantor and the Collateral Agent have duly executed this Supplement to the Intellectual Property Security Agreement as of the day and year first above written.

                                          [NAME OF NEW GRANTOR],

                                           by

                                          Name:
                                          Title:
                                          Address:

                                          MORGAN GUARANTY TRUST COMPANY OF NEW
                                          YORK, as Collateral Agent,

                                          by

                                          Name:
                                          Title: